UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2017

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55473	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8441 Wayzata Blvd., Suite 240 Minneapolis, Minnesota	55426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 999-7330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02             Unregistered Sales of Equity Securities.

Transactions Summary

On July 13, 2017, BioSig Technologies, Inc. (the “Company”) consummated a sixth closing under the Unit Purchase Agreement, dated April 6, 2017 (the “Purchase Agreement”), by and among the Company and certain accredited investors (the “July Investors”), pursuant to which the Company issued an aggregate of 267,002 units (the “Units”), in exchange for aggregate consideration of $400,500. Each Unit consists of one share (the “Investor Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase one half of one share of Common Stock, exercisable at a price of $1.50 per share (the “Investor Warrants”), at a per Unit price of $1.50.  In addition, in connection with the sixth closing, each July Investor became party to that certain Registration Rights Agreement, dated as of April 6, 2017.

As previously reported in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 6, 2017 and July 6, 2017, the Company: (i) consummated the first closing under the Purchase Agreement on April 6, 2017, pursuant to which the Company issued to the initial investors (the “Initial Investors”) an aggregate of 426,667 Units in exchange for aggregate consideration of $640,000; and (ii) consummated the second, third, fourth and fifth closings under the Purchase Agreement on April 17, 2017, May 5, 2017, June 20, 2017 and June 30, 2017, respectively, pursuant to which the Company issued to certain additional investors (the “April-June Investors” and collectively with the July Investors and the Initial Investors, the “Investors”) an aggregate of 399,933 Units, in exchange for aggregate consideration of $599,898.

The Units, Investor Shares and Investor Warrants issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: July 19, 2017                                               By:  /s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Executive Chairman